UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) : May 17, 2005


                         CYBER MERCHANTS EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

CALIFORNIA                            001-15643             95-4597370
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation) File Number)      File Number)          Identification No.)


4349 Baldwin Avenue, Suite A, El Monte, CA                  91731
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code :       (626) 636-2530
                                                           --------------

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

     The  Board  of   Directors  of  Cyber   Merchants   Exchange,   Inc.   (the
"Corporation") have agreed to change the fiscal year end of the Corporation effective May 17, 2005. The current Fiscal Year End of the Corporation is currently June 30. The new fiscal year end will now be May 31. The report to cover the transition period will be Form 10-KSB.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYBER MERCHANTS EXCHANGE, INC.



Date:    May 19, 2005                   By:/s/ Frank S. Yuan
                                               -----------------
                                               Frank S. Yuan, Chairman and CEO